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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                       SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 29, 2003

                               Candela Corporation
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

         DELAWARE                       000-14742                04-2477008
----------------------------        ----------------         -------------------
(State of other jurisdiction        (Commission File           (IRS Employer
     of Incorporation)                   Number)             Identification No.)

        530 Boston Post Road
        WAYLAND, MASSACHUSETTS                          01778
        ----------------------                        ----------
        (Address of principal                         (zip code)
          Executive Offices)

       Registrant's telephone number, including area code: (508) 358-7400


                  TOTAL NUMBER OF SEQUENTIALLY NUMBERED PAGES 4
                         EXHIBIT INDEX APPEARS ON PAGE 3


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Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) EXHIBITS.

EXHIBIT NO.                                          EXHIBIT

      99.1 Press Release issued by Candela Corporation on April 29, 2003.

Item 9. INFORMATION PROVIDED UNDER ITEM 12 (RESULTS OF OPERATIONS AND FINANCIAL CONDITION)

The following information is furnished pursuant to Item 12, "Results of Operations and Financial Condition."

On April 29, 2003, Candela Corporation issued a press release announcing its financial results for its third fiscal quarter ended March 29, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 29, 2003                          CANDELA CORPORATION

                                        By: /s/ F. PAUL BROYER
                                           ----------------------------------
                                           F. Paul Broyer
                                           Chief Financial Officer


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                                  EXHIBIT INDEX

EXHIBIT NO.       EXHIBIT DESCRIPTION                                  PAGE

99.1              Press Release issued by Candela Corporation            4
                  on April 29, 2003.